SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                           -------------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                November 6, 1998

                            GREEN CAPITAL GROUP, INC.
                 (Formerly known as Pacific Forest Corporation)
                 ----------------------------------------------
               (Exact name of registrant as specified in charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

          33-55254-14                                    87-0438451
          -----------                                    ----------
   (Commission file number)                  (IRS employer identification no.)

2575 S. Bayshore Drive, Unit 8B, Miami, FL                    33133
------------------------------------------                    -----
(Address of principal executive offices)                  (Zip Code)

                                 (305) 860-4475
                                 --------------
              (Registrant's telephone number, including area code)


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Item 1.           Changes in Control of Registrant.

                  Not Applicable.


Item 2.           Acquisition or Disposition of Assets.

                  Not Applicable.


Item 3.           Bankruptcy or Receivership.

                  Not applicable.


Item 4.           Changes in Registrant's Certifying Accountant.

                  Effective November 6, 1998, the Registrant has dismissed its independent accountant, Smith & Company ("Smith"). Smith's reports on the financial statements for the years ended December 31, 1996 and 1997 did not contain an adverse opinion or disclaimer, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The reports for both years (for Pacific Forest Corporation before its acquisition of Green Capital N.V. and subsidiaries in April, 1998) did contain a going concern paragraph. The decision to dismiss Smith was made by the Board of Directors of the Registrant.

         The Registrant is not aware of any disagreements with Smith during the two years ended December 31, 1996 and 1997 or in any subsequent interim period on any matters of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Smith, would have caused it to make reference to the subject matter of the disagreement in connection with its report.


Item 5.           Other Events.

                  Not Applicable.


Item 6.           Resignation of Registrant's Directors.

                  Not Applicable.


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

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  Not Applicable.


                  (c)      Exhibits.

                          16.1 Letter of Smith & Company addressed to the Securities & Exchange Commission dated November 9, 1998.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GREEN CAPITAL GROUP, INC.



Date: November 10,1998                 By: /s/ Oscar S. Christian
                                           ---------------------------------
                                               Oscar S. Christian, President


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